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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     April 12, 2002


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-59424                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 19, 2002, MBNA America Bank, National Association (the
"Seller") conveyed to the MBNA Master Credit Card Trust II (the "Trust") all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 34 of Receivables in Additional Accounts dated as of March 19, 2002, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on March 19, 2002, was $4,309,281,239.88. The Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.


ITEM 5.  OTHER EVENTS

On April 15, 2002 the MBNA Master Credit Card Trust II Series 1997-E (the "Series") will be terminated in accordance with the provisions of Section 10 of the Series 1997-E Supplement dated as of May 8, 1997, to the Pooling and Servicing Agreement dated as of August 4, 1994 (the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final Payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of The Bank of New York, as the Trustee.

As reported in September 2001, MBNA America Bank, N.A. ("The Bank") initiated measures to assist its Customers who were affected by the tragic events of September 11, 2001. These measures impacted MBNA Master Credit Card Trust II's gross chargeoff ratio for March 2002, but did not impact the results for the three months ended March 31, 2002. These measures provided assistance for Customers who were not delinquent and may not have received their statement in a timely manner or may have had delivery of their payment delayed. These measures did not affect accounts already reported as delinquent. The Bank's charge-off policy was unaffected. The Bank's actions postponed some Customer's accounts from becoming delinquent for 30 days and, subsequently, without these measures some accounts that would have charged off in February 2002 charged off in March 2002. As a result, the Bank's net credit loss ratios were higher than their anticipated levels for March 2002. The Bank's actual net credit loss and delinquency ratios for its managed loans were 6.34% and 5.00%, respectively, for March 2002. Had the measures described above not been implemented, the Bank's estimated managed net credit loss ratio for March 2002 would have been 4.92%. The delinquency ratios at March 31, 2002 and the net credit loss ratios for the three months ended March 31, 2002 were unaffected by these measures. The effect of these measures concluded in March 2002 and will not impact the net credit loss and delinquency ratios for April 2002 and thereafter. Managed loans include loans held for securitization, loan portfolio, and securitized loans.

MBNA Master Credit Card Trust II's gross chargeoff ratio was also higher than its anticipated level for March 2002 as a result of these measures. However, MBNA Master Credit Card Trust II's delinquency ratio at March 31, 2002 and the gross chargeoff ratio for the three months ended March 31, 2002, were unaffected by these measures. The effect of these measures concluded in March 2002 and will not impact MBNA Master Credit Card Trust II's gross chargeoff or delinquency ratios for April 2002 or thereafter.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS

The following are filed as Exhibits to this Report under Exhibit 20:




20.1. Series 1995-A Certificateholders' Statement for the month ended March 31, 2002.

20.2. Series 1995-C Certificateholders' Statement for the month ended March 31, 2002.

20.3. Series 1995-E Certificateholders' Statement for the month ended March 31, 2002.

20.4. Series 1995-J Certificateholders' Statement for the month ended March 31, 2002.

20.5. Series 1996-A Certificateholders' Statement for the month ended March 31, 2002.

20.6. Series 1996-B Certificateholders' Statement for the month ended March 31, 2002.

20.7. Series 1996-E Certificateholders' Statement for the month ended March 31, 2002.

20.8. Series 1996-G Certificateholders' Statement for the month ended March 31, 2002.

20.9. Series 1996-J Certificateholders' Statement for the month ended March 31, 2002.

20.10. Series 1996-K Certificateholders' Statement for the month ended March 31, 2002.

20.11. Series 1996-M Certificateholders' Statement for the month ended March 31, 2002.

20.12. Series 1997-B Certificateholders' Statement for the month ended March 31, 2002.

20.13. Series 1997-C Certificateholders' Statement for the month ended March 31, 2002.

20.14. Series 1997-E Certificateholders' Statement for the month ended March 31, 2002.

20.15. Series 1997-F Certificateholders' Statement for the month ended March 31, 2002.

20.16. Series 1997-I Certificateholders' Statement for the month ended March 31, 2002.

20.17. Series 1997-J Certificateholders' Statement for the month ended March 31, 2002.

20.18. Series 1997-K Certificateholders' Statement for the month ended March 31, 2002.

20.19. Series 1997-M Certificateholders' Statement for the month ended March 31, 2002.

20.20. Series 1998-A Certificateholders' Statement for the month ended March 31, 2002.

20.21. Series 1998-C Certificateholders' Statement for the month ended March 31, 2002.

20.22. Series 1998-D Certificateholders' Statement for the month ended March 31, 2002.

20.23. Series 1998-E Certificateholders' Statement for the month ended March 31, 2002.

20.24. Series 1998-F Certificateholders' Statement for the month ended March 31, 2002.

20.25. Series 1998-G Certificateholders' Statement for the month ended March 31, 2002.


20.26. Series 1998-J Certificateholders' Statement for the month ended March 31, 2002.

20.27. Series 1999-A Certificateholders' Statement for the month ended March 31, 2002.

20.28. Series 1999-B Certificateholders' Statement for the month ended March 31, 2002.

20.29. Series 1999-D Certificateholders' Statement for the month ended March 31, 2002.

20.30. Series 1999-E Certificateholders' Statement for the month ended March 31, 2002.

20.31. Series 1999-G Certificateholders' Statement for the month ended March 31, 2002.

20.32. Series 1999-H Certificateholders' Statement for the month ended March 31, 2002.

20.33. Series 1999-I Certificateholders' Statement for the month ended March 31, 2002.

20.34. Series 1999-J Certificateholders' Statement for the month ended March 31, 2002.

20.35. Series 1999-L Certificateholders' Statement for the month ended March 31, 2002.

20.36. Series 1999-M Certificateholders' Statement for the month ended March 31, 2002.

20.37. Series 2000-A Certificateholders' Statement for the month ended March 31, 2002.

20.38. Series 2000-B Certificateholders' Statement for the month ended March 31, 2002.

20.39. Series 2000-C Certificateholders' Statement for the month ended March 31, 2002.

20.40. Series 2000-D Certificateholders' Statement for the month ended March 31, 2002.

20.41. Series 2000-E Certificateholders' Statement for the month ended March 31, 2002.

20.42. Series 2000-F Certificateholders' Statement for the month ended March 31, 2002.

20.43. Series 2000-G Certificateholders' Statement for the month ended March 31, 2002.

20.44. Series 2000-H Certificateholders' Statement for the month ended March 31, 2002.

20.45. Series 2000-I Certificateholders' Statement for the month ended March 31, 2002.

20.46. Series 2000-K Certificateholders' Statement for the month ended March 31, 2002.

20.47. Series 2000-L Certificateholders' Statement for the month ended March 31, 2002.

20.48. Series 2001-A Certificateholders' Statement for the month ended March 31, 2002.

20.49. Series 2001-B Certificateholders' Statement for the month ended March 31, 2002.








                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     April 12, 2002


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Christopher Harris
                                   ----------------------------------
                                    Name:   Christopher Harris
                                    Title:  First Vice President